SUPPLEMENT DATED AUGUST 21, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

OF LEGG MASON PARTNERS FLORIDA MUNICIPALS FUND

(A SERIES OF LEGG MASON PARTNERS MUNICIPAL FUNDS)

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Florida Municipals Fund, a series of Legg Mason Partners Municipal Funds (the “Fund”):

The Fund’s Board has approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason Partners Managed Municipals Fund, Inc. (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization are expected to be mailed later in 2006. If the reorganization is approved by Fund shareholders, it is expected to occur during the first quarter of 2007.

Class Y shares of the Fund are closed to new purchases and exchange purchases, effective immediately.

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